EXHIBIT 24.1
SPECIAL POWER OF ATTORNEY
     The undersigned constitutes and appoints Philippe Tartavull his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the Securities and Exchange Commission by Hypercom Corporation, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents may lawfully do or cause to be done by virtue hereof.

/s/ Daniel D. Diethlem
Daniel D. Diethlem

DATED: February 29, 2008

STATE OF ARIZONA	)
)
County of Maricopa	)
     On this 29th day of February, 2008, before me, the undersigned Notary Public, personally appeared Daniel D. Diethlem, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.
          IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Douglas J. Reich
Douglas J. Reich

Notary Public
My commission expires:
October 28, 2008

SPECIAL POWER OF ATTORNEY
     The undersigned constitutes and appoints Philippe Tartavull his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the Securities and Exchange Commission by Hypercom Corporation, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents may lawfully do or cause to be done by virtue hereof.

/s/ Johann J. Dreyer
Johann J. Dreyer

DATED: February 4, 2008

STATE OF ARIZONA	)
)
County of Maricopa	)
     On this 4th day of February, 2008, before me, the undersigned Notary Public, personally appeared Johann J. Dreyer, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.
     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Douglas J. Reich
Douglas J. Reich

Notary Public
My commission expires:
October 28, 2008

SPECIAL POWER OF ATTORNEY
     The undersigned constitutes and appoints Philippe Tartavull his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the Securities and Exchange Commission by Hypercom Corporation, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents may lawfully do or cause to be done by virtue hereof.

/s/ Ian K. Marsh
Ian K. Marsh

DATED: February 4, 2008

STATE OF ARIZONA	)
)
County of Maricopa	)
     On this 4th day of February, 2008, before me, the undersigned Notary Public, personally appeared Ian K. Marsh, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.
     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Douglas J. Reich
Douglas J. Reich

Notary Public
My commission expires:
October 28, 2008

SPECIAL POWER OF ATTORNEY
     The undersigned constitutes and appoints Philippe Tartavull his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the Securities and Exchange Commission by Hypercom Corporation, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents may lawfully do or cause to be done by virtue hereof.

/s/ Norman Stout
Norman Stout

DATED: February 29, 2008

STATE OF ARIZONA	)
)
County of Maricopa	)
     On this 29th day of February, 2008, before me, the undersigned Notary Public, personally appeared Norman Stout, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.
     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Douglas J. Reich
Douglas J. Reich

Notary Public
My commission expires:
October 28, 2008

SPECIAL POWER OF ATTORNEY
     The undersigned constitutes and appoints Philippe Tartavull his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the Securities and Exchange Commission by Hypercom Corporation, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents may lawfully do or cause to be done by virtue hereof.

/s/ Phillip J. Riese
Phillip J. Riese

DATED: February 5, 2008

STATE OF ARIZONA	)
)
County of Maricopa	)
     On this 5th day of February, 2008, before me, the undersigned Notary Public, personally appeared Phillip J. Riese, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.
     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Douglas J. Reich
Douglas J. Reich

Notary Public
My commission expires:
October 28, 2008